UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2003

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-27778	59-3074176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326

(Addresses of Principal Executive Offices, including Zip Code)

(404) 262-8400

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events and Required FD Disclosure

Ptek Holdings, Inc. (the “Company”) herewith files a copy of the Purchase Agreement, dated August 8, 2003, between the Company, CIBC World Markets Corp. (“CIBC”) and UBS Securities LLC (“UBS”), the Registration Rights Agreement, dated August 12, 2003, between the Company, CIBC and UBS, the Indenture, dated August 12, 2003, between the Company and SunTrust Bank, as Trustee, and the Form of 5% Convertible Subordinated Note due 2008, all of which were entered into in connection with the Company’s unregistered offering of $85.0 million principal amount of 5.0% convertible subordinated notes due 2008.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Registration Rights Agreement, dated August 12, 2003, by and among the Company, CIBC World Markets Corp. and UBS Securities LLC.

4.2	Indenture, dated August 12, 2003, by and between the Company and SunTrust Bank, as Trustee.

4.3	Form of 5% Convertible Subordinated Note due 2008 (included in Exhibit 4.2 filed herewith).

99.1	Purchase Agreement, dated August 8, 2003, by and among the Company, CIBC World Markets Corp. and UBS Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

/s/ William E. Franklin

William E. Franklin

Executive Vice President and

Chief Financial Officer

(principal financial and accounting

officer)

Date: August 21, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Registration Rights Agreement, dated August 12, 2003, by and among the Company, CIBC World Markets Corp. and UBS Securities LLC.

4.2	Indenture, dated August 12, 2003, by and between the Company and SunTrust Bank, as Trustee.

4.3	Form of 5% Convertible Subordinated Note due 2008 (included in Exhibit 4.2 filed herewith).

99.1	Purchase Agreement, dated August 8, 2003, by and among the Company, CIBC World Markets Corp. and UBS Securities LLC.